Capital Risk Management	12 Months Ended
Apr. 30, 2022
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Capital Risk Management
25.	CAPITAL RISK MANAGEMENT
The Group manages its capital to ensure that the Group will be able to continue as a going concern while maximizing the return to stakeholders through the optimization of debt and equity balance. The Group’s overall strategy remained unchanged throughout the years ended April 30, 2020, 2021 and 2022.
The capital structure of the Group consists of net debt, which includes amounts due to its holding company and fellow subsidiaries disclosed in note 27, net of cash and cash equivalents, and equity attributable to owners of the Company, comprising issued share capital, retained earnings and capital reserves.